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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       Date of report (Date of earliest event reported): NOVEMBER 8, 2004



                         KERYX BIOPHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                    000-30929                   13-4087132
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



                              750 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
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                    (Address of Principal Executive Offices)


                                 (212) 531-5965
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act.

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

|_| Pre-commencement communications pursuant to Rule 14d-2b under the Exchange
    Act.

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act.

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 8, 2004, Keryx Biopharmaceuticals, Inc. ("Keryx") issued a press release announcing results of operations for the third quarter ended September 30, 2004. Keryx also announced that it would host a conference call on November 9, 2004, for investors where Keryx will discuss its results of operations and financial results. A copy of such press release is being furnished as Exhibit 99.1 to this report.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KERYX BIOPHARMACEUTICALS, INC.
                                            (Registrant)



Date: November 8, 2004
                                                 /S/ Ron Bentsur
                                            By: ___________________________
                                                Ron Bentsur
                                                Vice President Finance and
                                                Investor Relations
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                                INDEX TO EXHIBITS


EXHIBIT
 NUMBER                     DESCRIPTION
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  99.1                      Press Release dated November 8, 2004.